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                                                         SEC File No. 333-61831

                        Filed Pursuant to Rule 497(h)



                            PROSPECTUS SUPPLEMENT
                      (TO PROSPECTUS DATED JULY 1, 2004)

                            ING PRIME RATE TRUST

                    5,267.880 SHARES OF BENEFICIAL INTEREST

                              _________________



     On January 6, 2005, ING Prime Rate Trust (the "Trust") sold 5,267.880 shares of beneficial interest of the Trust through the Trust's Shareholder Investment Program pursuant to a Distribution Agreement with ING Funds Distributor, LLC ("IFD") at a sales price of $7.390 per share.

     Gross Proceeds......................................     $  38,929.63
     Commission to IFD...................................     $       0.00
     Net Proceeds to Trust...............................     $  38,929.63

On January 5, 2005, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was $7.54.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           ______________________

        The Date of this Prospectus Supplement is January 11, 2005.